            FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     DMI FURNITURE, INC., a Delaware corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), parties to an Amended and Restated Credit Agreement dated June 9, 1994, as amended by a First Amendment to Amended and Restated Credit Agreement dated October 11, 1994, by a Second Amendment to Amended and Restated Credit Agreement dated January 10, 1995, and by a Third Amendment to Amended and Restated Credit Agreement dated March 10, 1995 (collectively, as amended, the "Original Agreement"), agree to amend the Original Agreement by this Fourth Amendment to Amended and Restated Credit Agreement (this "Fourth Amendment") as follows:

     1. DEFINITIONS. Sections 2.p and 2.q of the Original Agreement are amended and restated in their entireties to read as follows:

     p.   BORROWING BASE.  "Borrowing Base" means an amount equal to the sum of
          (i) eighty percent (80%) of the adjusted book value of the Company's accounts receivable, plus (ii) fifty percent (50%) of the book value of the Company's finished goods inventories, plus (iii) for the period from December 2, 1995, through March 2, 1996, and for the period from June 1, 1996, through August 3, 1996, $500,000.00, plus (iv)
          twenty-five percent (25%) of the book value of the Company's raw materials inventory, plus (v) the Borrowing Base Adjustment. For purposes of the preceding sentence, the phrase "adjusted book value of the Company's accounts receivable" means the book value of the Company's accounts receivable less any accounts which are sixty (60) days or more past due, or which are due from an account debtor known to the Company to be the subject of a bankruptcy or other insolvency proceeding or known to the Company to have ceased doing business, and less all accounts due from any account debtor if ten percent (10%) or more of the aggregate amount of the accounts receivable from such debtor are sixty (60) days or more past due, and provided that any account receivable otherwise includable in the Borrowing Base shall be reduced, but not below zero, by the amount of any accounts payable to the account debtor from which such account is due.

     q. BORROWING BASE ADJUSTMENT. "Borrowing Base Adjustment" means the amounts shown in the following table during the periods indicated:

                    Period                        Amount
                    ------                        ------
               At March 15, 1995, and
                 until November 4, 1995         $2,000,000
               At November 4, 1995, and
                 until December 2, 1995         $1,500,000
               At December 2, 1995, and
                 until December 30, 1995        $1,000,000
               At December 30, 1995, and
                 at all times thereafter            Zero

All other terms defined in the Original Agreement and used in this Fourth Amendment shall have their respective meanings stated in the Agreement.

     2. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Fourth Amendment, the Company affirms that the representations and warranties contained in the Original Agreement are correct as of the date of this Fourth Amendment, except that (i) they shall be deemed also to refer to this Fourth Amendment, as well as all documents named herein, and (ii) Section 5.d shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company furnished to the Bank.

     3. EVENTS OF DEFAULT. The Company certifies that no Event of Default or Unmatured Event of Default under the Original Agreement, as amended by this Fourth Amendment, has occurred and is continuing as of the execution date of this Fourth Amendment.

     4. CLOSING DOCUMENTS. As conditions precedent to the effectiveness of this Fourth Amendment, the Bank shall first receive the following contemporaneously with the execution and delivery of this Fourth Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

     A. A certified copy of the resolutions of the Board of Directors of the Company, authorizing the execution, performance and delivery of this Fourth Amendment and the other documents named herein; and

     B.   Such other documents as are reasonably required by the Bank.

     5. EFFECT OF FOURTH AMENDMENT. Except as amended in this Fourth Amendment, all of the terms and conditions of the Original Agreement shall continue unchanged and in full force and effect together with this Fourth Amendment.

     IN WITNESS WHEREOF, the Company and the Bank, by their respective duly authorized officers, have executed and delivered in Indiana this Fourth Amendment to Amended and Restated Credit Agreement on this 20th day of September, 1995, but with effect as of August 15, 1995.

                                        DMI FURNITURE, INC.


                                        By:/s/Joseph G. Hill
                                           -------------------------------------
                                           Joseph G. Hill, Chief Financial
                                              Officer


                                        BANK ONE, INDIANAPOLIS, NA


                                        By:/s/D. Kelly Quiesser
                                           -------------------------------------
                                           D. Kelly Quiesser, Vice President